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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  JUNE 18, 2000
                Date of Report (Date of earliest event reported)
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                           HEALTHEON/WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-24975                 94-3236644
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
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          (Address of principal executive offices, including zip code)

                                 (404) 495-7600
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)


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         ITEM 5.     OTHER EVENTS

         On June 18, 2000, Healtheon/WebMD Corporation ("Healtheon/WebMD") entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger between Medical Manager Corporation ("Medical Manager") and Healtheon/WebMD, dated as of February 13, 2000 (the "Merger Agreement") amending terms of the Merger Agreement relating to the previously announced merger of Medical Manager with and into Healtheon/WebMD. Pursuant to the terms of Amendment No. 1, each share of common stock, par value $0.01 per share, of Medical Manager issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 2.5 shares of common stock, par value $0.0001 per share, of Healtheon/WebMD. Amendment No. 1 is attached hereto as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

         On June 18, 2000, Healtheon/WebMD entered into Amendment No. 1 ("CareInsite Amendment No. 1") to the Agreement and Plan of Merger among Healtheon/WebMD, Avicenna Systems Corporation, a Massachusetts corporation and a direct wholly owned subsidiary of Medical Manager ("Avicenna"), and CareInsite, Inc. ("CareInsite"), a majority owned subsidiary of Avicenna, dated as of February 13, 2000 (the "CareInsite Merger Agreement") amending the terms of the previously announced merger of CareInsite with and into Avicenna, which at the time of such merger will be a wholly owned subsidiary of Healtheon/WebMD. The CareInsite Amendment No. 1 is attached hereto as Exhibit 2.2 to this Form 8-K and is incorporated herein by reference.

         ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 2.1 Amendment No.1, dated as of June 18, 2000, to the Agreement and Plan of Merger between Medical Manager Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.


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                  Exhibit 2.2       Amendment No.1, dated as of June 18, 2000,
                                    to the Agreement and Plan of Merger among Healtheon/WebMD Corporation, Avicenna
                                    Systems Corporation and CareInsite, Inc., dated as of February 13, 2000.

                  Exhibit 2.3 Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000, (incorporated by reference to Exhibit
                                    2.1 of Healtheon/WebMD's Form 8-K/A filed with the Commission on February 24, 2000).

                  Exhibit 2.4 Agreement and Plan of Merger among Healtheon/WebMD Corporation, Avicenna
                                    Systems Corporation and CareInsite, Inc.
                                    dated February 13, 2000, (incorporated by reference to Exhibit 2.2 of
                                    Healtheon/WebMD's Form 8-K/A filed with the Commission on February 24, 2000).


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                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon/WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             HEALTHEON/WEBMD CORPORATION



         Dated: July 24, 2000                By: /s/ L. Scott Askins
                                                --------------------------------
                                                L. Scott Askins
                                                Vice President, Assistant
                                                General Counsel


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                                  EXHIBIT INDEX


Exhibit
  No.             Description
-------           -----------
2.1               Amendment No.1, dated June 18, 2000, to the Agreement and Plan of Merger between Medical Manager Corporation and
                  Healtheon/WebMD Corporation, dated as of February 13, 2000.

2.2 Amendment No.1, dated June 18, 2000, to the Agreement and Plan of Merger between CareInsite, Inc., Avicenna Systems
                  Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.

2.3               Agreement and Plan of Merger between Healtheon/WebMD
                  Corporation and Medical Manager Corporation, dated February
                  13, 2000, (incorporated by reference to Exhibit 2.1 of
                  Healtheon/WebMD's Form 8-K/A filed with the Commission on February 24, 2000).

2.4               Agreement and Plan of Merger among Healtheon/WebMD
                  Corporation, Avicenna Systems Corporation and CareInsite, Inc.
                  dated February 13, 2000, (incorporated by reference to Exhibit
                  2.2 of Healtheon/WebMD's Form 8-K/A filed with the Commission on February 24, 2000).

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